ISSUING AND PAYING AGENCY AGREEMENT

This Agreement dated as of October 12, 1994 is between HARSCO CORPORATION (the "Issuer") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan") in connection with the issuance and payment of the Notes and Obligations referred to in this Agreement.

WITNESSETH

1.Appointment of Morgan.

The Issuer may issue and sell short-term promissory notes in reliance upon an exemption from the registration requirements of the Securities Act of 1933 as amended (the "Act"), afforded by Section 4(2) thereof, (the "Notes"), which will be substantially in the form attached hereto as Exhibit A, and will be placed through such dealer(s) (individually a "Dealer" and collectively the "Dealers") of whose appointment Morgan is to be given prior written notice by the Issuer. The Issuer may also issue certain commercial paper obligations, also exempt under the Act (the "Obligations") which will be purchased by third parties ("Purchasers") under an arrangement whereby no individual promissory notes or other evidences of the Issuer's obligation to repay proceeds will be issued in accordance with the applicable rules and regulations of The Depository Trust Company ("DTC"). The Issuer hereby requests Morgan to act, on the terms and conditions specified herein, as issuing and paying agent for the Obligations and/or for the Notes which the Issuer shall from time to time deliver or cause to be delivered to Morgan.

2.Supply of Notes.

The issuer will from time to time furnish Morgan with an adequate supply of Notes, which will be serially numbered, and will have been executed by manual or facsimile signature of an Authorized Representative (as hereafter defined), with the note number, principal amount, payee, date of issue, maturity date, amount of interest (if an interest-bearing Note), maturity value and place of payment left blank. Upon receipt of any such Notes, Morgan shall, as promptly as is practicable, deliver to the Issuer a signed acknowledgment of the receipt of such Notes.

3.Authorized Representatives of Issuer.

From time to time the Issuer will furnish Morgan with a certificate of the Issuer, certifying the incumbency and specimen signatures of officers of the Issuer authorized to (i) execute the Master Notes representing the Obligations or (ii) execute Notes on behalf of the Issuer by manual or facsimile signature (an "Authorized Representative"). Until Morgan receives a subsequent incumbency certificate of the Issuer, Morgan shall be entitled to rely on the last such certificate delivered to it for purposes of determining the Authorized Representatives. If Notes are to be issued, Morgan shall not have any responsibility to the Issuer to determine by whom or by what means a facsimile signature may have been affixed on the Notes, or to determine whether any facsimile or manual signature is genuine, if such facsimile or manual signature resembles the specimen signature(s) filed with Morgan by a duly authorized officer of the Issuer. Any Note bearing the manual or facsimile signature of a person who is an Authorized Representative on the date such signature is affixed shall bind the Issuer after the completion thereof by Morgan notwithstanding that such person shall have died or shall have otherwise ceased to hold his office on the date such Note is countersigned or delivered by Morgan.

4.Issuance of Obligations; Completion, Authentication and Delivery of Notes.

4.1All instructions shall be given via a timesharing terminal or other electronic means to the Morgan Paper Issue System (the "System"); provided that instructions may be given by telephone, facsimile transmission or in writing if the System is inoperative. Instructions given by telephone, facsimile transmission or in writing shall be given by any person, including any employee or partner of the Dealer, ("Designated Person") who has been designated by an Authorized Representative in writing to Morgan as a person authorized to give such instructions hereunder.

4.1.1The issuer or any Designated Person shall instruct Morgan to issue an Obligation via the System by entering the appropriate DTC instrument code and, after entering such issuing instruction, it is understood that the records maintained in the System shall represent the aggregate principal amounts of Obligations then outstanding and the aggregate unpaid interest (if any) on interest-bearing Obligations unless subsequently modified by the Issuer with appropriate notice to Morgan. At or before the close of business, New York time, on the settlement date of each Obligation, Morgan shall: (i) access the System for a determination of the net proceeds due the Issuer on such day and
(ii) credit the Account, as such term is defined herein, in immediately available funds, such net proceeds in accordance with the instructions set forth in the System and the provisions of this Agreement, if and only if Morgan has received Confirmation from DTC that each Obligation has settled in accordance with DTC's appropriate rules, regulations and procedures. The Issuer hereby agrees with Morgan that it shall repay such Obligations in accordance with the instructions set forth in the System, and that the aggregate amount owing at any time by the Issuer in connection with all outstanding Obligations shall be the following:

4.1.1.1with respect to all discounted Obligations purchased by Purchasers, the amount of (i) the aggregate of the face amount of all such Obligations (it being understood that with respect to such discounted Obligations, the face amount thereof shall be the amount due at maturity and if any such discounted Obligation is prepaid prior to its scheduled maturity then the face value thereof shall be adjusted based upon a 360-day year to reflect such prepayment) less (ii) the aggregate of the face amounts of all Obligations purchased by Purchasers which shall have matured or been presented for prepayment.

4.1.1.2with respect to all interest-bearing Obligations purchased by Purchasers, the amount of (i) the aggregate of the face amount of such Obligations plus the aggregate interest to be paid thereon at the scheduled maturity thereof (it being understood that if any such interest-bearing Obligation is prepaid by the Issuer prior to its scheduled maturity, then such interest amount shall be adjusted based upon a 360-day year to reflect such prepayment) less (ii) the aggregate of the face amount of such Obligations plus the aggregate interest paid by the Issuer on all interest-bearing Obligations which shall have either matured or been presented for prepayment.

4.1.2Upon receipt of instructions to issue Notes as described in paragraph 4.1 hereof, Morgan shall withdraw the necessary Note(s) from safekeeping and, in accordance with such instructions, Morgan shall:

4.1.2.1complete each Note as to its note number, principal amount, payee, date of issue, maturity date, amount of interest (if any), maturity value and place of payment; and

4.1.2.2manual countersign each Note by any one of the officers or employees of Morgan duly authorized and designated by it for this purpose; and

4.1.2.3deliver the Note(s) to the Dealer or the designated consignee, which delivery shall be against receipt for payment as herein provided or as otherwise provided in such instructions.

4.2Instructions given via the System should be entered as prescribed in the user documentation provided by Morgan and must be entered by 1:00 PM New York time and instructions delivered by telephone, facsimile transmission or in writing must be received by Morgan by 1:00 PM New York time, if the Obligation(s) are to be issued or the Note(s) are to be delivered the same day. Telephone instructions shall be confirmed by facsimile transmission the same day.

4.3The Issuer understands that although Morgan is instructed to deliver Note(s) against payment, delivery of the Notes will, in accordance with the custom prevailing in the commercial paper market, be made before receipt of payment in immediately available funds. Therefore, once Morgan has delivered a Note to the designated consignee, the Issuer shall bear the risk that such designated consignee fails to remit payment for the Note or return the Note to Morgan. It is understood that each delivery of Notes of the Issuer hereunder shall be subject to the rules of the New York Clearing House in effect at the time of such delivery.

5.Proceeds of Sale of the Obligations and Notes.

Funds received in payment for the Obligations or the Note(s) ("Proceeds") are to be credited to the operating account of the Issuer, numbered 027-50-884 (the "Account"), on the records of Morgan. From time to time, upon telephonic or written instructions received by Morgan from an Authorized Representative, amounts equal to the Proceeds may, if Morgan consents, prior to the time that such Proceeds are received, be (i) deposited by Morgan in an account of the Issuer maintained at Morgan, (ii) be used in payment of Obligations or Note(s) presented for payment upon maturity, or (iii) transferred to the account of the Issuer at another bank. If Morgan makes such a deposit, payment or transfer of funds before Morgan receives the Proceeds in immediately available funds, such deposit, payment or transfer shall represent an advance by it to the Issuer to be repaid from such Proceeds or by the Issuer in the event that such Proceeds are not received by Morgan. It is intended that any such advance be for no longer than 24 hours. Interest on each such unpaid advance shall be at a rate negotiated between Morgan and the Issuer and shall begin to accrue on the day of the advance.

6.Payment of Matured Obligations or Notes.

On the day any Obligation matures or is prepaid, the Issuer shall transmit to the Account an amount sufficient to pay all maturing and prepaid Obligations. Morgan shall, on such day, and to the extent funds sufficient to effect such payment are available in the Account, or to the extent that Morgan may make credit available to the Account, pay to each Purchaser the amount due such Purchaser.

Unless Morgan is otherwise directed, when any matured Note is presented to Morgan for payment by the holder thereof, payment by Morgan shall be made from and charged to the Account to the extent funds sufficient to effect such payment are available in the Account, or to the extent that Morgan may make credit available to the Account for the purpose of such payment.

Anything in the foregoing to the contrary notwithstanding, (i) Morgan is authorized in its discretion (but not required) to pay Obligations and/or matured Note(s) by debit to any other account of the Issuer with Morgan in which there are sufficient funds and (ii) if Morgan elects to pay Obligations and/or matured Note(s) and there are not sufficient funds in an account of the Issuer, such payment shall be deemed to be an advance by Morgan to the Issuer which shall be repaid by the Issuer with interest in accordance with the terms of paragraph 5 of this Agreement.

7.Reliance on Instructions.

Morgan shall incur no liability to the Issuer in acting hereunder upon telephonic, facsimile transmission or other instructions contemplated hereby which the recipient thereof believed in good faith to have been given by an Authorized Representative or any Designated Person. In the event a discrepancy exists between the telephonic instructions and the written confirmation, or in the absence of receiving a written confirmation, the telephonic instructions as recorded and understood by Morgan will be deemed the controlling and proper instructions. It is understood that all telephonic instructions will be recorded by Morgan, and the Issuer hereby consents to such recording.

8.Cancellation of Notes.

Morgan will in due course cancel Note(s) presented for payment and return them to the Issuer. Promptly upon the written request of the Issuer, Morgan agrees to cancel and return to the Issuer all Notes in its possession at the time of such request.

9.Representation and Warranties of the Issuer.

Each instruction given to Morgan in accordance with paragraph 4 hereof shall constitute a representation and warranty to Morgan by the Issuer that the issuance of the Obligations or the issuance and delivery of the Notes have been duly and validly authorized by the Issuer and that the Obligations, or, in the case of the Notes, that the Notes when completed, countersigned and delivered pursuant hereto, will constitute the legal, valid and binding obligations of the Issuer, and that Morgan's appointment to act for the Issuer hereunder has been duly authorized by all necessary corporate action of the Issuer.

10.Notices; Addresses.

10.1All communications by or on behalf of the Issuer by telephone or otherwise, relating to the Obligations or to the completion, delivery or payment of the Note(s) are to be directed to the Commercial Paper Issuance Unit of Morgan (or such other department or division as Morgan shall specify in writing to the Issuer). The Issuer will send all Notes to be completed and delivered by Morgan to Morgan's Commercial Paper Issuance Unit (or such other department or division as Morgan shall specify in writing to the Issuer) and for purposes of Morgan's internal control the Issuer will send under separate cover a copy of the Issuer's letter transmitting such Notes to Morgan's Auditing Department. Morgan will advise the Issuer from time to time of the individuals of Morgan generally responsible for the administration of this Agreement.

10.2Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice:

10.2.1if to the Issuer:

Barry M. Sullivan
Vice President & Treasurer
Harsco Corporation
P.O. Box 8888
Camp Hill, PA  17001-8888

Telephone:  (717) 975-3880Fax:  (717) 763-6424

10.2.2if to Morgan:

(a)Concerning the daily issuance and redemption of Obligations and Notes:

Issuance:
23 Wall Street (18/15B)
New York, NY  10260-0023
Attn:  Commercial Paper Issuance Unit

Telephone:  (212) 235-1782
Telefax:  (212) 235-4983 or (212) 235-2663
Telex:  RCA 232194, Answerback 232194 MGT UR

Redemption:
23 Wall Street (18/15B)
New York, NY  10260-0023
Attn:  Commercial Paper Redemption Unit

Telephone:  (212) 235-1804
Telefax:  (212) 235-4983 or (212) 235-2663
Telex:  RCA 232914, Answerback 232194 MGT UR

Auditing:
23 Wall Street (2/15B)
New York, NY  10260-0023
Attn:  Commercial Paper Auditor

Telephone:  (212) 235-2517
Telex:  RCA 232194, Answerback 232194 MGT UR

(b)All other:

Administration:
60 Wall Street (36/60W)
New York, NY  10260-0060
Attn:  Commercial Paper Administration

Telephone:  (212) 648-3241
Telefax:  (212) 648-5103
Telex:  RCA 232194, Answerback 232194 MGT UR

11.Information Furnished by Morgan.

Upon the reasonable request of the Issuer, given at any time and from time to time, Morgan shall promptly provide the Issuer with information with respect to the Obligations and Note(s) issued and paid hereunder. Such request shall be in written form and, to the extent applicable, shall include the serial number/note number, principal amount, payee, date of issue, maturity date, amount of interest (if any) and place of payment of each Obligation or Note which has been issued or paid by Morgan, and for which the request is being made. Morgan and the Issuer shall discuss from time to time the extent to which such information is reasonably available and the times at which Morgan can reasonably furnish such information.

12.Liability.

Neither Morgan nor its officers or employees shall be liable for any act or omission hereunder except in the case of gross negligence or willful misconduct. The duties and obligations of Morgan, its officers and employees shall be determined by the express provisions of this Agreement and they shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants shall be read into this Agreement against them. Neither Morgan nor its officers or employees shall be required to ascertain whether any issuance or sale of obligations or Note(s) (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with any other agreement to which the Issuer is a party (whether or not Morgan is also a party to such other agreement).

13.Indemnification.

The Issuer agrees to indemnify and hold harmless Morgan, its officers and employees from and against all liabilities, claims, damages, reasonable costs and expenses (including reasonable legal fees and expenses) relating to or arising out of their actions or inactions in connection with this Agreement, except to the extend they are caused by the gross negligence or willful misconduct of Morgan, its officers or employees. This indemnity shall survive termination of this Agreement.

14.Timesharing.

The Issuer understands that timesharing services that may be utilized by the Issuer and Morgan in the issuance of the Obligations and Note(s) are furnished to Morgan by the Service Bureau Company, a division of Control Data Corporation ("SBC"). SBC has granted permission to Morgan to allow its customers to use such timesharing services, and in consideration for such permission, it is understood and agreed that, if the Issuer elects to use the timesharing services, such services will be supplied to the Issuer "AS IS", WITHOUT WARRANTY by SBC or Morgan. The Issuer hereby waives any claims it may have against SBC or Morgan arising out of such timesharing services.

15.Benefit of Agreement.

This Agreement is solely for the benefit of the parties hereto and no other person shall acquire or have any right under or by virtue hereof.

16.Termination.

This Agreement may be terminated at any time by either party by written notice to the other but such termination shall not affect the respective liabilities of the parties hereunder arising prior to such termination.

17.Fees

The Issuer shall pay to Morgan all fees for its services provided hereunder in accordance with Morgan's schedule of fees for commercial paper services, initially in accordance with Morgan's service proposal of May 10, 1994.
Morgan may, at any time after January 1, 1996, change such fees by written notice to the Issuer.

18.Governing Law.

This Agreement is to be delivered and performed in, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be executed on their behalf by officers duly authorized thereunto, all as of the day and year first-above written.

MORGAN GUARANTY TRUST COMPANY OF NEW YORK


By:  /s/ Lloyds A. Baggs
Name:Lloyds A. Baggs
Title:Trust Officer


HARSCO CORPORATION


By:  /s/ Barry M. Sullivan
Name:Barry M. Sullivan
Title:Vice President and Treasurer